SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Filed pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2004

BRANDYWINE REALTY TRUST
(Exact name of registrant as specified in its charter)

MARYLAND	1-9106	23-2413352
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	file number)	Identification Number)

401 Plymouth Road, Plymouth Meeting, Pennsylvania 19462
(Address of principal executive offices)

(610) 325-5600
(Registrant’s telephone number, including area code)

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Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release dated April 22, 2004

Item 12. Results of Operations and Financial Condition.

                Furnished pursuant to Exhibit 99.1 of this Form 8-K is a press release of the Company dated April 22, 2004 reporting first quarter 2004 financial results.

                The press release includes “non-GAAP financial measures” within the meaning of the Securities and Exchange Commission’s Regulation G. With respect to each such non-GAAP financial measure, the Company has disclosed in the press release the most directly comparable financial measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”) and has provided a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure.

                These non-GAAP financial measures have been presented because management uses this information in monitoring and evaluating the Company’s on-going financial results and trends and believes that as a result, this information will be useful to investors. The disclosure in this Form 8-K of any financial information shall not constitute an admission that such information is material.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRANDYWINE REALTY TRUST

By:	/s/ Gerard H. Sweeney

Title: President and Chief Executive Officer

Date: April 22, 2004